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                                                                    EXHIBIT 10.2

                      LANDA MANAGEMENT SYSTEMS CORPORATION

                        1995 INCENTIVE STOCK OPTION PLAN

     1. Purpose of Plan. The purpose of this Plan is to provide a means whereby LANDA MANAGEMENT SYSTEMS CORPORATION (the "Company") may, through the grant of options to purchase Common Stock of the Company to employees of the Company and of any Subsidiary, attract and retain persons of ability as key employees (including officers and directors who are also employees) and motivate such employees to exert their best efforts on behalf of the Company and any Subsidiary. As used herein, the term "Subsidiary" shall mean the Company under the definition of "subsidiary corporation" in Section 425(f) of the Internal Revenue Code of 1954 ("IRC"), as amended from time to time, or any similar provision hereafter enacted.

     2.   Participation.

          (a) Except as set forth in subparagraph (b) below, the following classes of employees of the Company shall be eligible for selection to participate in the Plan:

               (i)   All full-time key employees; and

               (ii)  All permanent part-time key employees.

          (b) The following classes of persons shall not be eligible for participation in the Plan:

               (i) Any director of the Company who is not also an employee of the Company as defined in (a) above;

               (ii)  Any member of the Stock Option Committee; and

               (iii) Any employee who owns stock (within the meaning of IRC
                     Section 425(d)) of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its subsidiaries, unless at the time such option is granted to such employee the option price is at least one hundred ten percent (110%) of the fair market value at such time of the stock subject to the option and such option by its terms is not exercisable after the expiration of five (5) years from the date such option is granted.


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      3.   Number of Shares Available Under Plan. Options may be granted by the
Company from time to time to qualified employees of the Company or of any Subsidiary to purchase an aggregate of 1,047,848 shares of Common Stock of the Company and all such shares shall be reserved for options granted under the Plan (subject to adjustment as provided in subparagraph 6(h) below). The shares issued upon exercise of options granted under the Plan may be authorized and unissued shares, including shares previously acquired or to be acquired by the Company. If any option granted under the Plan shall terminate, expire or, with the consent of the optionee, be canceled as to any shares, the unpurchased shares subject thereto shall again be available for purposes of this Plan.

      4.   Administration.

           (a) The Plan shall be administered by a Stock Option Committee (the "Committee") consisting of not less than two (2) nor more than five (5) members appointed by the Board of Directors of the Company. Each member of the Committee shall be a member of the Board of Directors of the Company who is not eligible to receive any option under the Plan. Any vacancy occurring in the membership of the Committee shall be filed by appointment of the Board of Directors of the Company.

           (b) Subject to the provisions of the Plan, the Committee shall have the power to:

                (i) Determine and designate from time to time those qualified employees of the Company or of any Subsidiary to whom options are to be granted and the number of shares to be optioned to each such employee; provided, however, that no option shall be granted after the expiration of a period of ten (10) years from the effective date of the Plan specified in Paragraph 11;

                (ii) Authorize the granting of options which qualify as incentive stock options within the meaning of Section 422 of the IRC as amended from time to time;

                (iii) Determine, within the limitations contained in the Plan, the number of shares subject to each option; and

                (iv) Determine, within the limitations contained in the Plan, the time or times and the manner when each option shall be exercisable and the duration of the exercise period.

           (c) The Committee may interpret the Plan, prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Plan, and make such other determinations and take such other action as it deems necessary or advisable,

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except as otherwise expressly reserved to the Board of Directors of the Company in the Plan. Without limiting the generality of the foregoing sentence, the Committee may, in its discretion, treat all or any portion of any period during which an optionee is on active military duty or on an approved leave of absence from the Company or Subsidiary as a period of employment of such optionee by the Company or such Subsidiary, as the case may be, for purpose of accrual of his rights under his option. Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive.

      5. Aggregate Fair Market Value Limitation. The aggregate fair market value (determined as of the time the option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by an eligible employee during any calendar year (under all such plans of the employee's employer corporation and its parent and subsidiary corporations) shall not exceed One Hundred Thousand Dollars ($100,000).

      6. Term and Conditions. Each option granted under the Plan shall be evidenced by an agreement, in a form approved by the Committee, which agreement shall be subject to the following express terms and conditions and such other terms and conditions as the Committee may deem appropriate (which need not be identical):

           (a) Option Period. Each option agreement shall specify the period for which the option thereunder is granted (which in no event shall exceed ten
(10) years from the date of grant, and in no event shall exceed five (5) years from the date of grant for any option granted to an optionee owning stock representing more than ten percent (10%) of the total combined voting power of all classes of stock either of the Company or its Subsidiaries) and shall provide that the option shall expire at the end of such period.

           (b) Option Price. The purchase price of stock subject to each option shall be determined by the Committee but shall not be less than one hundred percent (100%) of the fair market value of such stock at the time such option is granted, but, notwithstanding the foregoing, the purchase price of stock subject to each option granted to an optionee owning stock representing more than ten percent (10%) of the total combined voting power of all classes of stock either of the Company or its Subsidiaries shall not be less than one hundred ten percent (110%) of the fair market value of such stock at the time such option is granted. The fair market value of such stock shall be determined in accordance with any reasonable valuation method, including the valuation methods described in Treasury Regulation Section 20.2031-2.

           (c) Exercise Period. The period or periods within which each option may be exercised shall be as follows, unless the Stock Option Committee shall determine as options are granted that some other period or periods are appropriate:

                (i) No option may be exercised prior to nine (9) months after the date of grant;

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               (ii)  Between nine (9) months and fifteen (15) months after the date of grant, an option may be exercised as to twenty-five percent (25%) of the number of shares subject thereto;

               (iii) Between fifteen (15) and twenty-one (21) months of the date of grant, an option may be exercised as to fifty percent (50%) of the number of shares subject thereto, including the number of shares which became exercisable under subparagraph 6(c)(ii) above;

               (iv) Between twenty-one (21) and twenty-seven (27) months of the date of grant, an option may be exercised as to seventy-five percent (75%) of the number of shares subject thereto, including the number of shares which became exercisable under subparagraphs 6(c)(ii) and (iii) above; or

               (v) After twenty-seven (27) months of grant, the option may be exercised as to one hundred percent (100%) of the number of shares subject thereto.

          (d) Payment of Option Price. The purchase price of the shares as to which option shall be exercised shall be paid in cash to the Company at the time of exercise.

          (e) Exercise in the Event of Death or Termination of Employment. Any options held by an employee at his death or upon the termination of his employment shall be exercisable as follows:

               (i) If an optionee shall die while an employee of the Company or of a Subsidiary, or within three (3) months after termination of his employment with the Company or Subsidiary because of his permanent disability or because of his retirement, his options may be exercised to the extent that the optionee shall have been entitled to do so at the date of his termination of employment, by the person or persons to whom the optionee's rights under the option pass by will or applicable law, or if no such person has such right, by his executors or administrators, at any time, or from time to time, within one (1) year after the date of the optionee's death, but in no event later than the expiration date specified in subparagraph 6(a) above or one year after the optionee's death, whichever is earlier;

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                        (ii)    If an optionee's employment by the Company or a
                                Subsidiary shall terminate because of his permanent disability or because of his retirement, he may exercise his option, to the extent that he may be entitled to do so at the date of the termination of his employment, at any time, or from time to time, within three (3) months of the date of termination of his employment, but in no event later than the expiration date specified in subparagraph 6(a) or three (3) months after termination of employment, whichever is earlier; or

                        (iii) If an optionee's employment shall terminate for any reason other than death, permanent disability or retirement as aforesaid, all right to exercise his options shall terminate at the date of such termination of employment.

                (f) Nontransferability. No option granted under the Plan shall be transferable other than by will or by the laws of descent and distribution. During the lifetime of the optionee, an option shall be exercisable only by him.

                (g) Investment Representation. Each option agreement shall contain an agreement that, upon demand by the Committee for such a representation, the optionee (or any person acting on behalf of the optionee or his estate under subparagraph 6(e) above shall deliver to the Committee at the time of any exercise of an option a written representation that the shares to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such demand, delivery of such representation prior to the delivery of any shares issued under exercise of an option and prior to the expiration of the option period shall be a condition precedent to the right of the optionee or such other person to purchase any shares.

                (h) Adjustment. In the event of any change in the Common Stock of the Company by reason of any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination, or exchange of shares, or rights offering to purchase Common Stock at a price substantially below fair market value, or of any similar change affecting the Common Stock, the number and kind of shares which thereafter may be optioned and sold under the Plan and the number and kind of shares subject to option in outstanding option agreements and the purchase price per share thereof shall be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, participants in the Plan.

                (i) Incentive Plan. Each option agreement which provides for the grant of an incentive stock option to a participant shall contain such terms and provisions as the Committee may determine to be necessary or desirable in order to qualify such option as an



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incentive stock option within the meaning of Section 422 of the IRC as amended from time to time. Without limiting the generality of the foregoing, each such agreement must provide that the term of the qualified option shall not exceed ten (10) years from the date of grant, and in the case of a qualified option granted to an optionee who owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock either of the Company or its Subsidiaries shall not exceed five (5) years from the date of grant.

                  (j) No Rights as Shareholder. No optionee shall have any rights as a shareholder with respect to any shares subject to his option prior to the date of issuance to him of a certificate or certificates of such shares:

                  (k) No Right to Continue Employment. Each person to whom an option is granted must agree to remain in the continuous employ of the Company, or its parent or subsidiary corporation, during the period beginning on the date of grant of the option and ending on the day three (3) months before the date of his exercise of any option granted under the Plan. No disposition of the stock that is transferred to an optionee pursuant to the exercise of an option granted under the Plan may be made by the optionee within two (2) years from the date of the granting of the option nor within one (1) year after the transfer of such share to him. Nothing contained in the Plan, or in any option granted pursuant to the Plan, shall confer upon any employee any right to continue in the employ of the Company or of any Subsidiary or parent corporation, or constitute any contract or agreement of employment or interfere in any way with the right of the Company or any Subsidiary or parent corporation to terminate the person's employment or to change in any way the person's compensation.

            7. Compliance with Other Laws and Regulations. The Plan and grant and exercise of options thereunder, and the obligation of the Company to sell and deliver shares under such options, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of such shares under any federal or state law, or any ruling or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable.

            8. Amendment. The Board of Directors of the Company may from time to time amend, suspend or discontinue the Plan; provided, however, that, subject to the provisions of subparagraph 6(h) above, the Board of Directors of the Company, or the Committee may not, without the approval of the shareholders:

                  (a) Increase the number of shares reserved for options pursuant to Paragraph 3 above;

                  (b) Permit the granting of any option at the option price less than that determined in accordance with subparagraph 6(b) above;


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          (c)  Shorten the period provided for in subparagraph 6(c) which must elapse between the date of granting an option and the date on which any part of an option may be exercised; or

          (d) Permit the granting of options which expire beyond the period provided for in subparagraph 6(a) above.

     Without the written consent of an optionee, no amendment or suspension of the Plan shall alter or impair any option previously granted to him under the Plan.

     9. Terminating Events. Not less than thirty (30) days prior to dissolution or liquidation of the Company, or a reorganization, merger, or consolidation of the Company with one or more corporations as a result of which the Company will not be the surviving corporation, or a sale of substantially all the assets and property of the Company to another person (a "Terminating Event"), the Board of Directors of the Company shall notify each optionee of the pendency of the Terminating Event. Upon delivery of said notice, any option granted prior to the Terminating Event shall be exercisable in full and not only as to those shares with respect to which installments, if any, have then accrued, subject, however, to earlier expiration or termination of such options as provided elsewhere in the Plan. Upon the date thirty (30) days after delivery of said notice, any option or portion thereof not exercised shall terminate, and upon the happening of the Terminating Event, the Plan shall terminate, unless provision to be made in connection with the Terminating Event for assumption of options theretofore granted, or substitution for such options or new options covering stock of a successor employer corporation, or a parent or subsidiary corporation, with appropriate adjustments as to number and kind of shares and prices.

     10. Shareholder Approval. This Plan shall be void and of no effect unless approved by the shareholders of the Company within twelve (12) months before or after the date it is adopted by the Board of Directors.

     11. Effective Date. The effective date of the Plan shall be the later of the date this Plan is adopted by the Board of Directors or the date of approval of the Plan by stockholders of the Company holding not less than a majority of the shares outstanding at the time of approval thereof.

     12. Name of Plan. The Plan shall be known as the "LANDA MANAGEMENT SYSTEMS CORPORATION 1995 INCENTIVE STOCK OPTION PLAN."

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